The registrants principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrants disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-SAR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commissions rules and forms.
There have been no significant changes in the registrants internal controls subsequent to the date of their evaluation.



















Certifications

I, Charles E. Porter, a principal financial officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of each registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of each report (the "Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5. Each registrants other certifying officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and
6. Each registrants other certifying officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date: March 26, 2003

/s/Charles E. Porter
Charles E. Porter
Treasurer and Executive Vice President





Certifications

I, Karnig H. Durgarian, a principal executive officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of each registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of each report (the "Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5. Each registrants other certifying officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):


a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and
6. Each registrants other certifying officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date:  March 26, 2003
/s/Karnig H. Durgarian
Karnig H. Durgarian
Principal Executive Officer







Certifications

I, Steven D. Krichmar, a principal financial officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of each registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of each report (the "Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5. Each registrants other certifying officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and
6. Each registrants other certifying officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date:  March 26, 2003
/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer







Attachment A
January 31, 2003


001	The George Putnam Fund of Boston
003	Putnam Investors Fund
006	Putnam Vista Fund
007	Putnam Voyager Fund
024	Putnam OTC & Emerging Growth Fund
073	Putnam Premier Income Trust
2AQ	Putnam Research Fund
2AP	Putnam Growth Opportunities Fund
036	Putnam Tax-Free High Yield Fund
035	Putnam Tax-Free Insured Fund
2SG	Putnam Technology Fund  (Final Filing)
2SL	Putnam International 2000 Fund


003 Putnam Investors Fund
1/31/03 Semi Annual

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to certain items correctly, the correct answers are as follows:

74 U1

Class A		329,961
Class B		178,917
Class C		    8,223


74 U2

Class M		10,054
Class R		        --
Class Y		98,676


74 V1

Class A		8.52
Class B		7.91
Class C		8.34


74 V2

Class M		8.19
Class R		8.52
Class Y		8.62